Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 2, 2020 (the “Amendment”), is made pursuant to that certain Credit Agreement dated as of May 31, 2019 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation, as borrower (the “Borrower”); each Guarantor party thereto; the financial institutions currently party thereto as lenders (the “Lenders”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”); CIBC Bank USA, as documentation agent (together with its successors and assigns, the “Documentation Agent”); MUFG Union Bank, N.A., as co-documentation agent (together with its successors and assigns, the “Co-Documentation Agent”); and U.S. Bank National Association, not in its individual capacity but as the paying agent (together with its successors and assigns, the “Paying Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Guarantors, the Documentation Agent, the Paying Agent and the Administrative Agent have previously entered into and are currently party to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.    Defined Terms.  Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2.    Joinder of New Lenders.  Bank of Hope and First Foundation Bank (each a “New Managing Agent” and collectively, the “New Managing Agents”) together with the Lenders indicated on their respective signature page hereto (each a “New Lender” and, collectively, the “New Lenders”; and each Lender together with such related New Managing Agent, a “New Lender Group” and collectively, the “New Lender Groups”), the Administrative Agent and the Borrower agree as follows:

2.1.    Borrower has requested that each New Lender Group become a “Lender Group” under the Credit Agreement.

2.2.    Effective as of the date of this Amendment (i) each New Lender Group shall join in and be a party to the Credit Agreement with all the rights, interests, duties and obligations of a Managing Agent and a Lender, respectively, set forth therein, (ii) the New Lenders shall join in and be a Lender party to the Credit Agreement at the commitment level indicated on its signature page hereto; and (iii) each New Lender Group agrees to be bound by the provisions of the Credit Agreement and has the rights and obligations of a Managing Agent and a Lender, respectively, thereunder and under any other Transaction Document.

2.3.    By executing and delivering this Amendment, each New Lender Group (i) confirms that it has received a copy of the Credit Agreement (as amended by this Amendment) and such Transaction Documents (as amended by this Amendment) and other documents and information requested by it, and that it has, independently and without reliance upon Borrower, any Lender, any Managing Agent or the Administrative Agent, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Amendment, the Credit Agreement (as amended by this Amendment) and the Amended and Restated Fee Letter; (ii) agrees that it shall, independently and without reliance upon Borrower, any Lender, any Managing Agent or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended by this Amendment) and any of the Transaction Documents (as amended by this Amendment); (iii) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement (as amended by this Amendment) and the Transaction Documents (as amended by this Amendment) as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it shall perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement (as amended by this Amendment) are required to be performed by it as a Managing Agent and a Lender, respectively; (v) specifies as its address for notices the office set forth beneath its name on its signature page hereto; and (vi) in the case of the New Lenders, appoints and authorizes the New Managing Agent indicated on its signature page hereto as its Managing Agent to take such action as a managing agent on its behalf and to exercise such powers under the Credit Agreement (as amended by this Amendment), as are delegated to the Managing Agents by the terms thereof.

2.4.    Each of the New Lenders (with respect to itself) and the New Managing Agents (with respect to its related New Lender) represents and warrants for the benefit of Administrative Agent and Borrower that such New Lender meets the definition of Eligible Assignee in the Credit Agreement.

2.5     Each of the parties hereto understand and agree that this Section 2 to this Amendment shall be deemed to be a Joinder Agreement for purposes of the Credit Agreement (as amended by this Amendment).

Section 3.    Amendments to Credit Agreement. Upon satisfaction of the conditions precedent set forth in Section 3 below, as of the Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:

3.1.    Section 2.3(c) of the Agreement is hereby amended with text marked in underline indicating additions to the Credit Agreement and with text marked in ~~strikethrough~~ indicating deletions to the Credit Agreement:

(c)    Subject to the terms and conditions set forth herein, the Borrower shall have the right, at any time from the Effective Date until the Commitment Termination Date with the consent of the Administrative Agent, to increase the Facility Amount ~~by an amount~~ up to ~~$100,000,000 (for~~ a total maximum Facility Amount of $~~200,000,000~~300,000,000~~)~~.  The following terms and conditions shall apply to any such increase:  (i) any such increase shall be obtained from existing Lenders or from other Eligible Assignees, in each case in accordance with the terms set forth below; (ii) the Commitment of any Lender may not be increased without the prior written consent of such Lender; (iii) any increase in the Facility Amount shall be in a minimum principal amount of (x) if such increase shall be obtained from existing Lenders, $5,000,000 and (y) if such increase shall be obtained from Eligible Assignees who are not Lenders hereunder, $15,000,000; (iv) the Borrower and Lenders shall execute an acknowledgement (or in the case of the addition of a bank or other financial institution not then a party to this Agreement, a Joinder Agreement) in form and content satisfactory to the Administrative Agent to reflect the revised Commitments and Facility Amount (the Lenders do hereby agree to execute such acknowledgement (or Joinder Agreement) without delay unless the acknowledgement purports to (i) increase the Commitment of a Lender without such Lender’s consent or (ii) amend this Agreement or the other Transaction Documents other than as provided for in this Section 2.3); (v) the Borrower shall execute such promissory notes as are necessary to reflect the increase in or creation of the Commitments; (vi) if any Advances are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Advances as necessary to give effect to the revised commitment percentages and outstandings of the Lenders; (vii) the Borrower may solicit commitments from Eligible Assignees that are not then a party to this Agreement so long as such Eligible Assignees are reasonably acceptable to the Administrative Agent and execute a Joinder Agreement in form and content satisfactory to the Administrative Agent; (viii) the conditions set forth in Section 3.2 shall be satisfied in all material respects; (ix) after giving effect to any such increase in the Facility Amount, no Unmatured Event of Default or Event of Default shall have occurred; (x) the Borrower shall have provided to the Administrative Agent, at least thirty (30) days prior to such proposed increase in the Facility Amount, written evidence demonstrating pro forma compliance with the Borrowing Base Test after giving effect to such proposed increase, such evidence to be satisfactory in the sole discretion of the Administrative Agent.  The amount of any increase in the Facility Amount hereunder shall be offered first to the existing Lenders, and the failure of any existing Lender to respond within five (5) Business Days of such offer shall be deemed to constitute a refusal by such Lender to increase its Commitment with no further right of first offer.  In the event the additional commitments which existing Lenders are willing to take shall exceed the amount requested by the Borrower, such excess shall be allocated in proportion to the commitments of such existing Lenders willing to take additional commitments.  If the amount of the additional commitments requested by the Borrower shall exceed the additional commitments which the existing Lenders are willing to take, then the Borrower may invite other Eligible Assignees reasonably acceptable to the Administrative Agent to join this Agreement as Lenders hereunder for the portion of commitments not taken by existing Lenders, provided that such Eligible Assignees shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrower may reasonably request.  Unless otherwise agreed by the Administrative Agent and the Lenders, the terms of any increase in the Facility Amount shall be the same as those in effect prior to any increase; provided, however, that should the terms of the increase agreed to be other than those in effect prior to the increase, then the Transaction Documents shall, with the consent of the Administrative Agent and the Lenders, be amended to the extent necessary to incorporate any such different terms.

Section 4.    Conditions Precedent.  This Amendment shall become effective as of the date (the “Effective Date”) of the satisfaction of all of the following conditions precedent:

4.1.    The Administrative Agent, the Borrower, and the Lenders shall have executed and delivered this Amendment.

4.2.    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to  (i) its articles of incorporation, (ii) its operating agreement, (iii)  the resolutions or other action of the board of directors of the Company, (iii) the incumbency and specimen signature of each of its Responsible Officers authorized to execute the Amendment and the other Transaction Documents to which it is a party, and (iv) certificate of good standing in the applicable jurisdiction of organization.

4.3.    The Administrative Agent shall have received legal opinions from counsel to the Borrower covering such matters as the Administrative Agent and its counsel shall reasonably request including corporate and enforceability.

4.4.    The payment by the Borrower of all fees and other amounts due and payable on or prior to the date hereof pursuant to the Amended and Restated Fee Letter.

4.5.    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 5.    Representations of the Borrower.  The Borrower hereby represents and warrants to the parties hereto that as of the date hereof its representations and warranties contained in Article IV of the Credit Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

Section 6.    Credit Agreement in Full Force and Effect.  Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

Section 7.    Execution in Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 8.    Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

BORROWER:

RUNWAY GROWTH CREDIT FUND INC.

By:	/s/ Thomas B. Raterman
	Name:	Thomas B. Raterman
	Title:	Chief Financial Officer, Treasurer and Secretary

[Signature Page to Second Amendment to Credit Agreement]

MANAGING AGENT for the KeyBank Lender Group:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Richard Andersen
	Name:	Richard Andersen
	Title:	Senior Vice President

LENDER for the KeyBank Lender Group:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Richard Andersen
	Name:	Richard Andersen
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Richard Andersen
	Name:	Richard Andersen
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

MANAGING AGENT for the CIBC Bank USA Lender Group:

CIBC BANK USA

By:	/s/ Rob Dmowski
	Name:	Rob Dmowski
	Title:	Managing Director

LENDER for the CIBC BANK USA Lender Group:

CIBC BANK USA

By:	/s/ Rob Dmowski
	Name:	Rob Dmowski
	Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

MANAGING AGENT for the MUFG Union Bank, N.A. Lender Group:

MUFG UNION BANK, N.A.

By:	/s/ J. William Bloore
	Name:	J. William Bloore
	Title:	Managing Director

LENDER for the MUFG Union Bank, N.A. Lender Group:

MUFG UNION BANK, N.A.

By:	/s/ J. William Bloore
	Name:	J. William Bloore
	Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

MANAGING AGENT for the Bank of Hope Lender Group:

BANK OF HOPE

By:	/s/ Peter Hennessy
	Name:	Peter Hennessy
	Title:	First Vice President

Address: 3731 Wilshire Blvd., Suite 460
Los Angeles, CA 90010
Attn: Peter Hennessy
Phone: (213) 427-6374 | Ext. 56374

LENDER for the Bank of Hope Lender Group:

BANK OF HOPE

By:	/s/ Peter Hennessy
	Name:	Peter Hennessy
	Title:	First Vice President

Commitment: 25,000,000

Address: 3731 Wilshire Blvd., Suite 460
Los Angeles, CA 90010
Attn: Peter Hennessy
Phone: (213) 427-6374 | Ext. 56374

[Signature Page to Second Amendment to Credit Agreement]

MANAGING AGENT for the First Foundation Bank Lender Group:

FIRST FOUNDATION BANK

By:	/s/ Michael Berry
	Name:	Michael Berry
	Title:	Senior Vice President

Address: 2233 Douglas Blvd., Suite 300,
Roseville, CA 95661
Attn: Michael Berry
Phone: (916) 580-2131

LENDER for the First Foundation Bank Lender Group:

FIRST FOUNDATION BANK

By:	/s/ Michael Berry
	Name:	Michael Berry
	Title:	Senior Vice President

Commitment: 15,000,000

Address: 2233 Douglas Blvd., Suite 300,
Roseville, CA 95661
Attn: Michael Berry
Phone: (916) 580-2131

[Signature Page to Second Amendment to Credit Agreement]